Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Allion Healthcare, Inc. on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on March 6, 2009, each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
     (i) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (ii) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Allion Healthcare, Inc.
Dated: March 6, 2009

/s/ Michael P. Moran
Michael P. Moran
Chief Executive Officer

/s/ Russell J. Fichera
Russell J. Fichera
Chief Financial Officer